UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2024

UNITY SOFTWARE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39497	27-0334803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
30 3rd Street
San Francisco, California 94103‑3104
(Address, including zip code, of principal executive offices)
(415) 638-9950
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.000005 par value	U	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Departure of Chief Financial Officer
On August 5, 2024, Unity Software Inc. (the “Company”) and Luis Visoso, the Company’s Executive Vice President and Chief Financial Officer, agreed to enter into a mutual separation agreement (the “Mutual Separation Agreement”), effective August 9, 2024 (the “Transition Date”). Mr. Visoso’s departure is not related to any disagreement with the Company regarding financial operations, policies or practices. A formal search has commenced for a permanent Chief Financial Officer.
The Mutual Separation Agreement provides that the Company will provide to Mr. Visoso payments in the amount of:
•$375,000, less applicable state and federal payroll deductions, which is equivalent to twenty-six (26) weeks of his base salary;
•$340,137, less applicable state and federal payroll deductions, which is equivalent to his annual target bonus for 2024, pro rated to the Transition Date; and
•$9,892 less applicable taxes and withholdings, which represents a payment equal to the equivalent of six months’ payment for health care continuation costs.
The Mutual Separation Agreement also provides for a customary release of claims by Mr. Visoso. A copy of the Mutual Separation Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K.
Appointment of Interim Chief Financial Officer
In connection with Mr. Visoso’s departure, the Company appointed Mark Barrysmith, its Chief Accounting Officer, to the position of Senior Vice President and Interim Chief Financial Officer, to be effective as of the Transition Date. The terms of Mr. Barrysmith’s compensation as Interim Chief Financial Officer have not yet been determined.
Mr. Barrysmith, age 52, has served as the Company’s Chief Accounting Officer since May 2022. Prior to Unity, from May 2015 until May 2022, he served in various senior accounting roles at Amazon.com, Inc., an e-commerce company, including as Vice President, Corporate Controller from December 2019 until May 2022. Prior to Amazon.com, he was a partner at KPMG US LLP, an international accounting firm, and a Professional Accounting Fellow at the U.S. Securities and Exchange Commission. Mr. Barrysmith received a B.S. degree in Accounting from California State University, Fresno.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Description
10.1	Mutual Separation Agreement, by and between Luis Visoso and Unity Technologies SF, dated August 7, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY SOFTWARE INC.

Date: August 8, 2024	By:	/s/ Matthew Bromberg
Matthew Bromberg
President and Chief Executive Officer
(Principal Executive Officer)